UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 30, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2018, Roadrunner Transportation Systems, Inc. (the “Company”) entered into a $52.5 million standby equity commitment agreement (the “Equity Commitment”) with affiliates of Elliott Management Corporation (“Elliott”) for the potential issuance of additional shares of the Company’s Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), subject to the conditions specified in the Equity Commitment. The key provisions of the Equity Commitment include:

•	Commitment Period: Six Months.

•
Commitment Fee: $1 million, payable by the Company within 30 days of the date of the Equity Commitment unless the Company does not obtain required senior lender approval of the Equity Commitment prior to such time.

•	Minimum individual issuance of Series E Preferred Stock: $8.75 million

•	Pricing:

◦	First $17.5 million of preferred shares: $1,000.00 per share

◦	Second $17.5 million of preferred shares: $960.00 per share

◦	Third $17.5 million of preferred shares: $920.00 per share

•	Dividends: Upon issuance, the Series E Preferred will accrue dividends from May 2, 2017 (the date of the Company's initial issuance of preferred stock to affiliates of Elliott).

The foregoing description of the Equity Commitment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Commitment, which is attached hereto as Exhibit 10.1.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.1	Equity Commitment Agreement, dated January 30, 2018, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: January 31, 2018	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Equity Commitment Agreement, dated January 30, 2018, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.